SECOND QUARTER 2011

FINANCIAL SUPPLEMENT

ALLY FINANCIAL INC. FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2010 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

This information is preliminary and based on company data available at the time of the presentation

In the presentation that follows and related comments by Ally Financial Inc. (“Ally”) management, the use of the words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “intend,” “evaluate,” “pursue,” “seek,” “may,” “would,” “could,” “should,” “believe,” “potential,” “continue,” or similar expressions is intended to identify forward-looking statements. All statements herein and in related management comments, other than statements of historical fact, including without limitation, statements about future events and financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and Ally’s actual results may differ materially due to numerous important factors that are described in the most recent reports on SEC Forms 10-K and 10-Q for Ally, each of which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following:  maintaining the mutually beneficial relationship between Ally and General Motors (“GM”), and Ally and Chrysler; the profitability and financial condition of GM and Chrysler; securing low cost funding for us and Residential Capital, LLC (“ResCap”); our ability to realize the anticipated benefits associated with being a bank holding company, and the increased regulation and restrictions that we are now subject to; any impact resulting from delayed foreclosure sales or related matters; the potential for legal liability resulting from claims related to the sale of private-label mortgage-backed securities; risks related to potential repurchase obligations due to alleged breaches of representations and warranties in mortgage securitization transactions; changes in U.S. government-sponsored mortgage programs or disruptions in the markets in which our mortgage subsidiaries operate; continued challenges in the residential mortgage markets; the continuing negative impact on ResCap and our mortgage business generally due to the recent decline in the U.S. housing market; uncertainty of our ability to enter into transactions or execute strategic alternatives to realize the value of our ResCap operations; the potential for deterioration in the residual value of off-lease vehicles; disruptions in the market in which we fund our operations, with resulting negative impact on our liquidity; changes in our accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in the credit ratings of Ally, ResCap, Chrysler, or GM; changes in economic conditions, currency exchange rates or political stability in the markets in which we operate; and changes in the existing or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations (including as a result of the Dodd-Frank Act).

Investors are cautioned not to place undue reliance on forward-looking statements. Ally undertakes no obligation to update publicly or otherwise revise any forward-looking statements except where expressly required by law. Reconciliation of non-GAAP financial measures included within this presentation are provided in this presentation.

Use of the term “loans” describes products associated with direct and indirect lending activities of Ally’s global operations.  The specific products include retail installment sales contracts, loans, lines of credit, leases or other financing products.  The term “originate” refers to Ally’s purchase, acquisition or direct origination of various “loan” products.

2Q 2011 Preliminary Results

ALLY FINANCIAL INC. TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	4
Consolidated Income Statement	5
Consolidated Period-End Balance Sheet	6
Consolidated Average Balance Sheet	7

Segment Detail
Segment Highlights	8
North American Automotive Finance	9-10
International Automotive Finance	11-12
Insurance	13
Mortgage Origination and Servicing	14
Legacy Portfolio and Other	15
ResCap Key Financial Information	16
Mortgage Operations Asset Breakout	17
Corporate and Other	18

Credit Related Information	19-21

Supplemental Detail
Capital	22
Liquidity	23
Deposits	24
Ally Bank Consumer Mortgage HFI Portfolio	25
Mortgage Repurchase Reserves	26
Ownership	27

2Q 2011 Preliminary Results

ALLY FINANCIAL INC. CONSOLIDATED FINANCIAL HIGHLIGHTS

($ in millions)
	QUARTERLY TRENDS					INC / (DEC) VS.

Selected Income Statement Data	2Q 11	1Q 11	4Q 10	3Q 10	2Q 10	1Q 11	2Q 10
Net financing revenue (ex. OID)	$965	$833	$831	$900	$1,001	$132	$(36)
Total other revenue (ex. OID)	1,136	1,100	1,378	1,457	1,388	36	(252)
Total net revenue (ex. OID)	2,101	1,933	2,209	2,357	2,389	168	(288)
Provision for loan losses	51	113	71	9	218	(62)	(167)
Controllable expenses (1)	859	874	923	838	840	(15)	19
Other noninterest expenses	725	518	682	875	604	207	121
Core pre-tax income (2)	$466	$428	$533	$635	$727	$38	$(261)
Core OID amortization expense (3) (4)	274	326	301	310	292	(52)	(18)
Income tax (benefit) expense	82	(68)	36	48	33	150	49
(Loss) income from discontinued operations	3	(24)	(117)	(8)	163	27	(160)
Net income	$113	$146	$79	$269	$565	$(33)	$(452)

Selected Balance Sheet Data (Period-End)
Total assets	$178,889	$173,704	$172,008	$173,191	$176,802	$5,185	$2,087
Consumer loans (5)	70,093	68,407	63,017	60,185	55,346	1,686	14,747
Commercial loans	40,632	39,052	39,396	38,533	37,370	1,580	3,262
Allowance balance	(1,739)	(1,806)	(1,873)	(2,054)	(2,377)	67	638
Deposits	42,262	40,696	39,048	37,957	35,214	1,566	7,048
Common equity (6)	13,483	13,467	13,517	8,797	8,593	16	4,890
Total equity	20,423	20,407	20,489	20,977	20,773	16	(350)

Select Financial Ratios
Net interest margin (7)	2.5%	2.2%	2.3%	2.5%	2.8%
Return on average total equity (annualized)	2.2%	2.9%	1.5%	5.2%	10.9%
Return on average assets (annualized)	0.3%	0.3%	0.2%	0.6%	1.3%

Capital Ratios
Tier 1 capital ratio	14.6%	14.7%	15.0%	15.4%	15.3%
Tier 1 common capital ratio (8)	8.4%	8.4%	8.6%	5.3%	5.2%
Total risk-based capital ratio	15.9%	16.0%	16.4%	16.8%	16.8%
__________________________________
(1) Includes employee related costs, consulting and legal fees, marketing, information technology, facility, portfolio servicing and restructuring expenses
(2) Core pre-tax income is a non-GAAP financial measure.  It is defined as income from continuing operations before taxes and primarily bond exchange original issue discount ("OID") amortization expense
(3) Includes $20 million and $30 million of accelerated OID amortization in 2Q11 and 1Q11, respectively
(4) Core OID for 2Q, 3Q and 4Q 2010 exclude IO and 1Q 2011 excludes IO and 2010 issuances
(5) These amounts exclude loans held-for-sale
(6) Includes common stock and paid-in capital, accumulated deficit and accumulated other comprehensive income
(7) Excludes OID amortization expense.  The impact of historical financial statement restatements for discontinued operations are not reflected in prior periods
(8) Tier 1 common capital ratio is a non-GAAP measurement. Refer to page 22 for additional details

2Q 2011 Preliminary Results

ALLY FINANCIAL INC. CONSOLIDATED INCOME STATEMENT

($ in millions)
	QUARTERLY TRENDS					INC / (DEC) VS.

	2Q 11	1Q 11	4Q 10	3Q 10	2Q 10	1Q 11	2Q 10
Financing revenue and other interest income
Interest and fees on finance receivables and loans	$1,676	$1,623	$1,665	$1,656	$1,617	$53	$59
Interest on loans held-for-sale	98	108	140	153	156	(10)	(58)
Interest on trading securities	3	3	3	5	6	-	(3)
Interest and dividends on available-for-sale investment securities	108	104	87	86	90	4	18
Interest-bearing cash	15	12	16	22	18	3	(3)
Operating leases	620	680	751	855	1,011	(60)	(391)
Total financing revenue and other interest income	2,520	2,530	2,662	2,777	2,898	(10)	(378)
Interest expense
Interest on deposits	175	172	175	172	155	3	20
Interest on short-term borrowings	108	126	127	110	99	(18)	9
Interest on long-term debt	1,334	1,410	1,436	1,451	1,409	(76)	(75)
Total interest expense	1,617	1,708	1,738	1,733	1,663	(91)	(46)
Depreciation expense on operating lease assets	192	285	394	454	526	(93)	(334)
Net financing revenue	711	537	530	590	709	174	2
Other revenue
Servicing fees	353	371	390	404	384	(18)	(31)
Servicing asset valuation and hedge activities, net	(105)	(87)	(213)	(27)	(21)	(18)	(84)
Total servicing income, net	248	284	177	377	363	(36)	(115)
Insurance premiums and service revenue earned	433	433	450	470	477	-	(44)
Gain on mortgage and automotive loans, net	115	92	404	326	266	23	(151)
Loss on extinguishment of debt	(25)	(39)	-	(2)	(3)	14	(22)
Other gain on investments, net	92	84	150	100	112	8	(20)
Other income, net of losses	253	216	197	186	173	37	80
Total other revenue	1,116	1,070	1,378	1,457	1,388	46	(272)
Total net revenue	1,827	1,607	1,908	2,047	2,097	220	(270)
Provision for loan losses	51	113	71	9	218	(62)	(167)
Noninterest expense
Compensation and benefits expense	424	434	416	392	388	(10)	36
Insurance losses and loss adjustment expenses	244	186	212	229	224	58	20
Other operating expenses	916	772	977	1,092	832	144	84
Total noninterest expense	1,584	1,392	1,605	1,713	1,444	192	140
Income from continuing operations before income tax expense (benefit)	192	102	232	325	435	90	(243)
Income tax (benefit) expense from continuing operations	82	(68)	36	48	33	150	49
Net income from continuing operations	110	170	196	277	402	(60)	(292)
(Loss) Income from discontinued operations, net of tax	3	(24)	(117)	(8)	163	27	(160)
Net income	$113	$146	$79	$269	$565	$(33)	$(452)

2Q 2011 Preliminary Results

ALLY FINANCIAL INC. CONSOLIDATED PERIOD-END BALANCE SHEET

($ in millions)
	QUARTERLY TRENDS					INC / (DEC) VS.

Assets	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2011	6/30/2010
Cash and cash equivalents
Noninterest-bearing	$2,039	$1,652	$1,714	$1,414	$820	$387	$1,219
Interest-bearing	12,862	11,294	9,956	11,175	13,528	1,568	(666)
Total cash and cash equivalents	14,901	12,946	11,670	12,589	14,348	1,955	553
Trading securities	311	75	240	211	209	236	102
Investment securities	15,961	15,401	14,846	11,925	12,710	560	3,251
Loans held-for-sale, net	7,168	7,496	11,411	13,265	10,382	(328)	(3,214)
Finance receivables and loans, net
Finance receivables and loans, net	110,725	107,459	102,413	98,718	92,716	3,266	18,009
Allowance for loan losses	(1,739)	(1,806)	(1,873)	(2,054)	(2,377)	67	638
Total finance receivables and loans, net	108,986	105,653	100,540	96,664	90,339	3,333	18,647
Investment in operating leases, net	9,015	8,898	9,128	10,213	11,895	117	(2,880)
Mortgage servicing rights	3,701	3,774	3,738	2,746	2,983	(73)	718
Premiums receivables and other insurance assets	2,124	2,175	2,181	2,169	2,251	(51)	(127)
Other assets	16,770	16,763	17,564	21,817	19,646	7	(2,876)
Assets of operations held-for-sale (1)	(48)	523	690	1,592	12,039	(571)	(12,087)
Total assets	$178,889	$173,704	$172,008	$173,191	$176,802	$5,185	$2,087

Liabilities
Deposit liabilities
Noninterest-bearing	$2,405	$2,064	$2,131	$2,547	$2,276	$341	$129
Interest-bearing	39,857	38,632	36,917	35,410	32,938	1,225	6,919
Total deposit liabilities	42,262	40,696	39,048	37,957	35,214	1,566	7,048
Short-term borrowings	7,130	7,395	7,508	5,914	7,054	(265)	76
Long-term debt	91,723	88,139	86,612	87,547	85,205	3,584	6,518
Interest payable	1,734	1,850	1,829	1,824	1,692	(116)	42
Unearned insurance premiums and service revenue	2,845	2,842	2,854	2,937	2,990	3	(145)
Reserves for insurance losses and loss adjustment expenses	782	828	862	922	962	(46)	(180)
Accrued expense and other liabilities	11,990	11,001	12,126	14,370	11,575	989	415
Liabilities of operations held-for-sale	-	546	680	743	11,337	(546)	(11,337)
Total liabilities	$158,466	$153,297	$151,519	$152,214	$156,029	$5,169	$2,437

Equity
Common stock and paid-in capital	$19,668	$19,668	$19,668	$13,838	$13,829	$-	$5,839
Mandatorily convertible preferred stock held by U.S. Department of Treasury	5,685	5,685	5,685	10,893	10,893	-	(5,208)
Preferred stock	1,255	1,255	1,287	1,287	1,287	-	(32)
Accumulated deficit	(6,508)	(6,435)	(6,410)	(5,480)	(5,421)	(73)	(1,087)
Accumulated other comprehensive income	323	234	259	439	185	89	138
Total equity	20,423	20,407	20,489	20,977	20,773	16	(350)
Total liabilities and equity	$178,889	$173,704	$172,008	$173,191	$176,802	$5,185	$2,087
_______________________________________________
(1) Includes $94 million of unfavorable translation adjustment at 6/30/11, 3/31/11 and 12/31/10 related to our International Auto Finance Operations in Venezuela

2Q 2011 Preliminary Results

ALLY FINANCIAL INC. CONSOLIDATED AVERAGE BALANCE SHEET (1)

($ in millions)
	QUARTERLY TRENDS					INC / (DEC) VS.

Assets	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010	6/30/2010
Interest-bearing cash and cash equivalents	$11,910	$13,041	$11,447	$16,402	$15,498	$(1,131)	$(3,588)
Trading securities	146	318	263	224	177	(172)	(31)
Investment securities	14,311	14,591	11,629	11,151	10,793	(280)	3,518
Loans held-for-sale, net	8,320	8,877	12,438	12,118	12,671	(557)	(4,351)
Total finance receivables and loans, net (2)	111,543	104,385	100,296	93,654	89,502	7,158	22,041
Investment in operating leases, net	9,004	8,947	9,564	10,942	12,937	57	(3,933)
Total interest earning assets	155,234	150,159	145,637	144,491	141,578	5,075	13,656
Noninterest-bearing cash and cash equivalents	1,020	1,032	1,117	686	85	(12)	935
Other assets	23,966	24,898	26,386	39,304	38,899	(932)	(14,933)
Allowance for loan losses	(1,816)	(1,864)	(2,053)	(2,350)	(2,496)	48	680
Total assets	$178,404	$174,255	$171,087	$182,131	$178,066	$4,149	$338

Liabilities
Interest-bearing deposit liabilities	$40,386	$38,156	$36,093	$34,583	$32,309	$2,230	$8,077
Short-term borrowings	7,280	8,559	6,597	8,691	7,375	(1,279)	(95)
Long-term debt (3)	90,606	87,060	85,670	85,650	87,964	3,546	2,642
Total interest-bearing liabilities (3)	138,272	133,775	128,360	128,924	127,648	4,497	10,624
Noninterest-bearing deposit liabilities	2,170	2,017	2,307	2,345	2,033	153	137
Other liabilities	17,517	18,021	19,670	30,050	27,739	(504)	(10,222)
Total liabilities	$157,959	$153,813	$150,337	$161,319	$157,420	$4,146	$539

Equity
Total equity	20,445	20,412	20,750	20,812	20,646	33	(201)
Total liabilities and equity	$178,404	$174,225	$171,087	$182,131	$178,066	$4,179	$338
_____________________________________________
Note: The impact of financial statement restatements for discontinued operations are not reflected in prior periods
(1) Average balances are calculated using a combination of monthly and daily average methodologies
(2) Nonperforming finance receivables and loans are included in the average balances net of unearned income, unamortized premiums and discounts, and deferred fees and costs
(3) Average balance includes $2,695 million related to OID at June 30, 2011

2Q 2011 Preliminary Results

ALLY FINANCIAL INC. SEGMENT HIGHLIGHTS

($ in millions)
	QUARTERLY TRENDS					INC / (DEC) VS.

	2Q 11	1Q 11	4Q 10	3Q 10	2Q 10	1Q 11	2Q 10
North American Automotive Finance	$559	$518	$589	$551	$592	$41	$(33)
International Automotive Finance	71	40	12	74	95	31	(24)
Insurance	73	134	164	114	108	(61)	(35)
Global Automotive Services	703	692	765	739	795	11	(92)
Mortgage Origination and Servicing	47	73	172	425	249	(26)	(202)
Legacy Portfolio and Other (1)	(174)	(39)	(49)	(271)	(19)	(135)	(155)
Mortgage Operations	(127)	34	123	154	230	(161)	(357)
Corporate and Other (ex. OID) (2)	(110)	(298)	(355)	(258)	(298)	188	188
Core pre-tax income (3)	466	428	533	635	727	38	(261)
Core OID amortization expense (4)(5)	274	326	301	310	292	(52)	(18)
Income tax (benefit) expense	82	(68)	36	48	33	150	49
(Loss) income from discontinued operations	3	(24)	(117)	(8)	163	27	(160)
Net income	$113	$146	$79	$269	$565	$(33)	$(452)
________________________________________
(1) Legacy Portfolio and Other segment primarily consists of loans originated prior to Jan. 1, 2009, and includes non-core business activities including portfolios in runoff
(2) Corporate and Other as presented includes Commercial Finance Group (“CFG”), certain equity investments and treasury activities including the residual impacts from the corporate funds transfer pricing and asset liability management (“ALM”) activities
(3) Core pre-tax income is a non-GAAP financial measure.  It is defined as income from continuing operations before taxes and primarily bond exchange original issue discount ("OID") amortization expense
(4) Includes $20 million and $30 million of accelerated OID amortization in 2Q11 and 1Q11, respectively
(5) Core OID for 2Q, 3Q and 4Q 2010 exclude IO and 1Q 2011 excludes IO and 2010 issuances

2Q 2011 Preliminary Results

ALLY FINANCIAL INC. NORTH AMERICAN AUTO - CONDENSED FINANCIAL STATEMENTS

($ in millions)
	QUARTERLY TRENDS					INC / (DEC) VS.

Income Statement	2Q 11	1Q 11	4Q 10	3Q 10	2Q 10	1Q 11	2Q 10
Net financing revenue
Consumer	$706	$668	$629	$604	$567	$38	$139
Commercial	329	326	386	353	350	3	(21)
Loans held-for-sale	-	-	-	14	29	-	(29)
Operating leases	594	651	707	810	958	(57)	(364)
Other interest income	23	23	25	29	39	-	(16)
Total financing revenue and other interest income	1,652	1,668	1,747	1,810	1,943	(16)	(291)
Interest expense	604	582	575	580	606	22	(2)
Depreciation expense on operating lease assets	170	268	374	430	486	(98)	(316)
Net financing revenue	878	818	798	800	851	60	27
Other revenue
Servicing fees	42	45	51	60	55	(3)	(13)
Gain on automotive loans, net	15	-	47	23	66	15	(51)
Other income	57	64	59	61	65	(7)	(8)
Total other revenue	114	109	157	144	186	5	(72)
Total net revenue	992	927	955	944	1,037	65	(45)
Provision for loan losses	55	46	19	60	106	9	(51)
Noninterest expense
Compensation and benefits	111	116	96	97	93	(5)	18
Other operating expenses	267	247	251	236	246	20	21
Total Noninterest expense	378	363	347	333	339	15	39
Income before income tax expense (benefit)	$559	$518	$589	$551	$592	$41	$(33)

Balance Sheet (Period-End)
Loans held-for-sale	$-	$-	$-	$930	$1,297	$-	$(1,297)
Finance receivables and loans, net:
Consumer loans	48,925	47,356	41,896	36,717	32,813	1,569	16,112
Commercial loans (1)	32,973	31,598	31,213	29,623	28,383	1,375	4,590
Allowance for loan losses	(897)	(899)	(946)	(1,027)	(1,100)	2	203
Total finance receivables and loans, net	$81,001	$78,055	$72,163	$65,313	$60,096	$2,946	$20,905
Other assets	9,942	9,607	9,730	11,052	12,753	335	(2,811)
Total assets	$90,943	$87,662	$81,893	$77,295	$74,146	$3,281	$16,797
________________________________________
(1) Includes Intercompany

2Q 2011 Preliminary Results

ALLY FINANCIAL INC. NORTH AMERICAN AUTO - KEY STATISTICS

($ in millions)
	QUARTERLY TRENDS					INC / (DEC) VS.

U.S. Market	2Q 11	1Q 11	4Q 10	3Q 10	2Q 10	1Q 11	2Q 10
SAAR (units in millions)	12.1	13.0	12.3	11.6	11.3	(0.9)	0.8
Industry light vehicle sales (units in millions)	3.3	3.0	3.0	3.0	3.1	0.2	0.2
GM market share	20.5%	19.4%	19.5%	18.6%	19.7%
Chrysler market share	10.8%	9.4%	9.0%	9.8%	9.6%

NAO Total Consumer Originations by Type ($ in billions)
New	$6.0	$7.8	$7.5	$7.2	$7.0	$(1.8)	$(1.0)
Lease	2.1	2.2	1.4	1.0	0.8	(0.1)	1.3
Used	2.2	2.4	1.4	1.2	1.3	(0.2)	0.9
Total NAO	$10.3	$12.4	$10.2	$9.4	$9.1	$(2.1)	$1.2

NAO Ally Consumer Penetration
GM	35.4%	50.9%	49.7%	36.7%	36.2%
Chrysler	27.2%	30.4%	32.2%	42.3%	45.1%

U.S. Ally Consumer Penetration
GM	36.5%	51.9%	49.7%	34.2%	34.4%
Chrysler	30.3%	33.7%	36.3%	49.4%	52.5%

U.S. Ally Consumer Originations (1) ($ in billions)
GM new retail subvented	$1.4	$1.8	$2.0	$1.7	$1.6	$(0.4)	$(0.2)
GM new retail standard	2.1	3.3	2.9	2.0	2.0	(1.2)	0.1
Chrysler new retail subvented	0.5	0.5	0.6	1.3	1.3	(0.0)	(0.8)
Chrysler new retail standard	0.9	1.0	0.8	1.0	0.9	(0.1)	(0.0)
Diversified new	0.4	0.5	0.3	0.2	0.2	(0.1)	0.2
Lease (2)	2.1	2.2	1.4	1.0	0.8	(0.1)	1.3
Used	2.1	2.3	1.3	1.2	1.2	(0.2)	0.9
Total U.S. originations	$9.5	$11.6	$9.3	$8.3	$8.0	$(2.1)	$1.5

NAO Ally Consumer Originations ($ in billions)
Total U.S. originations	$9.5	$11.6	$9.3	$8.3	$8.0	$(2.1)	$1.5
Total Canada originations	0.8	0.8	1.0	1.1	1.1	0.1	(0.3)
Total NAO originations	$10.3	$12.4	$10.2	$9.4	$9.1	$(2.1)	$1.2

U.S. Ally Consumer Originations – Additional Data
Number of contracts originated (# in thousands)	367	462	351	309	302	(95)	65
GM subvented (% based on # of new GM units originated) (3)	52%	46%	44%	44%	42%
Chrysler subvented (% based on # of new Chrysler units originated) (3)	54%	46%	50%	58%	59%
Average original term in months	65	63	62	64	64	2	1

U.S. Ally Floorplan (4)
GM penetration	79.3%	82.3%	81.0%	82.9%	82.4%
Chrysler penetration	68.1%	69.9%	71.6%	71.0%	71.4%
Floorplan outstandings (avg. $ in billions)	$25.1	$23.6	$24.1	$21.7	$21.1	$1.6	$4.0

Loan Book – NAO Key Statistics ($ in billions)
Dollar amount of contracts outstanding at end of period	$57.7	$55.9	$50.6	$47.4	$45.5	$1.7	$12.2
Dollar amount of new GM wholesale outstanding (average)	$16.5	$15.4	$16.6	$14.9	$14.7	$1.0	$1.8
Dollar amount of new Chrysler wholesale outstanding (average)	$8.2	$7.2	$6.5	$5.7	$5.8	$1.0	$2.4

U.S. Off-Lease Remarketing
Sales proceeds on scheduled lease terminations (36-month) per vehicle – Serviced	$20,581	$19,615	$20,218	$19,482	$18,990	$966	$1,591
Off-lease vehicles terminated – Serviced (# in units)	74,131	91,336	84,167	99,907	96,073	(17,205)	(21,942)
Sales proceeds on scheduled lease terminations (36-month) per vehicle – On-balance sheet	$20,356	$19,871	$20,223	$19,485	$18,994	$485	$1,362
Off-lease vehicles terminated – On-balance sheet (# in units)	74,109	91,270	83,598	97,215	87,421	(17,161)	(13,312)
________________________________________
(1) Some standard rate loan originations contain manufacturer sponsored cash back rebate incentives. Some lease originations contain rate subvention.  While Ally may jointly develop marketing programs for these originations, Ally does not have exclusive rights to such originations under operating agreements with manufacturers
(2) Includes GM and Chrysler lease originations
(3) Represents subvented originations inclusive of leases not subject to exclusivity agreements
(4) Penetration rates are based on the trailing four month average end of period dealer stocks

2Q 2011 Preliminary Results

ALLY FINANCIAL INC. INTERNATIONAL AUTO – CONDENSED FINANCIAL STATEMENTS

($ in millions)
	QUARTERLY TRENDS					INC / (DEC) VS.

Income Statement	2Q 11	1Q 11	4Q 10	3Q 10	2Q 10	1Q 11	2Q 10
Net financing revenue
Consumer	$314	$287	$268	$264	$264	$27	$50
Commercial	111	104	102	94	92	7	19
Loans held-for-sale	-	-	3	3	5	-	(5)
Operating leases	26	29	43	44	52	(3)	(26)
Other interest income	24	26	19	26	6	(2)	18
Total financing revenue and other interest income	475	446	435	431	419	29	56
Interest expense	277	258	252	233	207	19	70
Depreciation expense on operating lease assets	22	17	25	24	39	5	(17)
Net financing revenue	176	171	158	174	173	5	3
Other revenue
Gain on automotive loans, net	-	-	6	5	3	-	(3)
Other income	65	75	57	71	82	(10)	(17)
Total other revenue	65	75	63	76	85	(10)	(20)
Total net revenue	241	246	221	250	258	(5)	(17)
Provision for loan losses	7	37	29	(5)	9	(30)	(2)
Noninterest expense
Compensation and benefits	45	44	35	41	44	1	1
Other operating expenses	118	125	145	140	110	(7)	8
Total Noninterest expense	163	169	180	181	154	(6)	9
Income from cont. ops before income tax expense (benefit)	$71	$40	$12	$74	$95	$31	$(24)

Balance Sheet (Period-End)
Cash, trading and investment securities	$192	$157	$205	$289	$631	$35	$(439)
Loans held-for-sale	-	-	-	119	168	-	(168)
Finance receivables and loans, net:
Consumer loans	9,810	9,512	9,359	9,378	8,902	298	908
Commercial loans (1)	5,214	5,128	4,814	4,309	4,125	86	1,089
Allowance for loan losses	(207)	(207)	(186)	(177)	(199)	-	(8)
Total finance receivables and loans, net	$14,817	$14,433	$13,987	$13,510	$12,828	$384	$1,989
Other assets	1,573	1,705	1,787	3,582	2,969	(132)	(1,396)
Total assets	$16,582	$16,295	$15,979	$17,500	$16,596	$287	$(14)
________________________________________
(1) Includes Intercompany

2Q 2011 Preliminary Results

ALLY FINANCIAL INC. INTERNATIONAL AUTO - KEY STATISTICS

($ in millions)
	QUARTERLY TRENDS					INC / (DEC) VS.

Consumer Originations	2Q 11	1Q 11	4Q 10	3Q 10	2Q 10	1Q 11	2Q 10
Germany	$489	$287	$326	$277	$258	$201	$231
Brazil	481	476	599	488	331	6	150
U.K.	159	155	195	210	209	5	(50)
Mexico	140	157	169	118	112	(17)	28
China (1)	716	588	944	679	507	128	209
Other	282	235	255	225	224	47	58
Total Continuing International Operations	$2,267	$1,898	$2,488	$1,997	$1,640	$369	$627

Consumer Origination Statistics (Continuing Operations)
Number of contracts originated (# thousands)	150	131	175	144	116	19	33
Dollar amount of contracts originated	$2,267	$1,898	$2,488	$1,997	$1,640	$369	$627
Dollar amount of retail contracts outstanding at end of period	$9,810	$9,513	$9,359	$9,378	$8,902	$297	$908
GM subvented (% based on # of GM units originated) (2)	50%	47%	49%	47%	35%

Mix of retail & lease contract originations (% based on # of units)
New	93%	93%	96%	95%	95%
Used	7%	7%	4%	5%	5%
________________________________________
(1) Originations in China are part of a joint-venture in which Ally owns a minority interest
(2) Represents subvented originations inclusive of leases not subject to exclusivity agreements

2Q 2011 Preliminary Results

ALLY FINANCIAL INC. INSURANCE - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)
	QUARTERLY TRENDS					INC / (DEC) VS.

Income Statement	2Q 11	1Q 11	4Q 10	3Q 10	2Q 10	1Q 11	2Q 10
Insurance premiums and other income
Insurance premiums and service revenue earned	$429	$427	$445	$462	$469	$2	$(40)
Investment income	71	80	135	89	86	(9)	(15)
Other income	16	13	19	16	18	3	(2)
Total insurance premiums and other income	516	520	599	567	573	(4)	(57)
Expense
Insurance losses and loss adjustment expenses	237	173	202	218	224	64	13
Acquisition and underwriting expenses
Compensation and benefit expense	30	33	30	30	28	(3)	2
Insurance commission expense	130	129	145	153	154	1	(24)
Other expense	46	51	58	52	59	(5)	(13)
Total acquisition and underwriting expense	206	213	233	235	241	(7)	(35)
Total expense	443	386	435	453	465	57	(22)
Income from cont. ops before income tax expense (benefit)	$73	$134	$164	$114	$108	$(61)	$(35)

Balance Sheet (Period-End)
Cash, trading and investment securities	$5,688	$5,537	$5,351	$5,322	$5,004	$151	$684
Finance receivables and loans, net	5	5	5	5	5	-	-
Premiums receivable and other insurance assets	2,239	2,278	2,270	2,237	2,313	(39)	(74)
Other assets	601	1,204	1,163	1,232	1,230	(603)	(629)
Total assets	$8,533	$9,024	$8,789	$8,796	$8,552	$(491)	$(19)

Key Statistics
Written Premiums
Dealer Products & Services	$277	$246	$221	$259	$251	$31	$26
International	152	165	124	145	164	(13)	(12)
Total written premiums and revenue	$429	$411	$346	$404	$415	$18	$14

Loss ratio	53.7%	39.5%	43.7%	45.7%	46.1%
Underwriting expense ratio	47.0%	48.4%	50.5%	49.2%	49.9%
Combined ratio	100.7%	88.0%	94.2%	94.9%	96.0%

2Q 2011 Preliminary Results

ALLY FINANCIAL INC. MORTGAGE ORIGINATION AND SERVICING - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)
	QUARTERLY TRENDS					INC / (DEC) VS.

Income Statement	2Q 11	1Q 11	4Q 10	3Q 10	2Q 10	1Q 11	2Q 10
Net financing (loss) revenue
Total financing revenue and other interest income	$97	$108	$135	$130	$95	$(11)	$2
Interest expense	115	138	137	125	113	(23)	2
Net financing (loss) revenue	(18)	(30)	(2)	5	(18)	12	-
Servicing fees	313	327	338	345	331	(14)	(18)
Servicing asset valuation and hedge activities, net	(105)	(87)	(213)	(27)	(21)	(18)	(84)
Total servicing income, net	208	240	125	318	310	(32)	(102)
Gain on mortgage loans, net	62	74	214	214	102	(12)	(40)
Other income, net of losses	52	37	81	77	47	15	5
Total other revenue	322	351	420	609	459	(29)	(137)
Total net revenue	304	321	418	614	441	(17)	(137)
Provision for loan losses	-	2	-	5	(35)	(2)	35
Noninterest expense
Compensation and benefits expense	70	69	67	63	62	1	8
Representation and warranty expense	(0)	(2)	(30)	(33)	21	2	(21)
Other operating expense	187	179	209	154	144	8	43
Total noninterest expense	257	246	246	184	227	11	30
Income from cont. ops before income tax expense (benefit)	$47	$73	$172	$425	$249	$(26)	$(202)

Balance Sheet (Period-End)
Cash, trading and investment securities	$17	$18	$24	$26	$(27)	$(1)	$44
Loans held-for-sale	5,350	5,596	9,442	9,951	6,446	(246)	(1,096)
Finance receivables and loans, net:
Consumer loans	2,716	2,571	2,368	2,242	2,009	145	707
Commercial loans	1,186	821	1,542	2,039	1,803	365	(617)
Allowance for loan losses	(15)	(15)	(15)	(15)	(9)	-	(6)
Total finance receivables and loans, net	$3,887	$3,377	$3,895	$4,266	$3,803	$510	$84
Other assets	10,756	10,173	11,117	11,138	9,792	583	964
Total assets	$20,010	$19,164	$24,478	$25,381	$20,014	$846	$(4)

Key Statistics ($ in billions)
Mortgage Loan Production
Prime conforming	$10.6	$9.9	$20.0	$15.1	$9.1	$0.7	$1.5
Prime non-conforming	0.3	0.4	0.4	0.4	0.5	(0.1)	(0.2)
Government	1.5	1.5	2.8	4.7	3.6	(0.1)	(2.2)
International	0.3	0.3	0.5	0.3	0.3	(0.0)	(0.1)
Total Mortgage Loan Production	$12.6	$12.2	$23.8	$20.5	$13.5	$0.5	$(0.9)

Primary Servicing UPB - Period End (1)	$360	$359	$361	$357	$353	$1	$7
________________________________________
(1) Excludes loans for which we acted as a subservicer

2Q 2011 Preliminary Results

ALLY FINANCIAL INC. LEGACY PORTFOLIO AND OTHER - CONDENSED FINANCIAL STATEMENTS

($ in millions)
	QUARTERLY TRENDS					INC / (DEC) VS.

Income Statement	2Q 11	1Q 11	4Q 10	3Q 10	2Q 10	1Q 11	2Q 10
Net financing revenue
Total financing revenue and other interest income	$210	$218	$264	$325	$361	$(8)	$(151)
Interest expense	132	140	166	183	189	(8)	(57)
Net financing revenue	78	78	98	142	172	-	(94)
Total servicing income, net	(1)	(2)	(1)	(2)	(3)	1	2
Gain on mortgage loans, net	34	18	136	84	95	16	(61)
Other income, net of losses	(18)	(4)	(19)	(33)	(20)	(14)	2
Total other revenue	15	12	116	49	72	3	(57)
Total net revenue	93	90	214	191	244	3	(151)
Provision for loan losses	38	45	23	17	127	(7)	(89)
Noninterest expense
Compensation and benefits expense	32	36	15	16	21	(4)	11
Representation and warranty expense	184	28	210	378	76	156	108
Other operating expense	13	20	15	51	39	(7)	(26)
Total noninterest expense	229	84	240	445	136	145	93
(Loss) income from cont. ops before income tax expense (benefit)	$(174)	$(39)	$(49)	$(271)	$(19)	$(135)	$(155)

Balance Sheet (Period-End)
Cash, trading and investment securities	$713	$770	$724	$669	$736	$(57)	$(23)
Loans held-for-sale	1,818	1,894	1,969	2,265	2,466	(76)	(648)
Finance receivables and loans, net
Consumer loans (1)	8,642	8,969	9,394	11,848	11,622	(327)	(2,980)
Commercial loans	68	92	118	172	199	(24)	(131)
Allowance for loan losses	(551)	(566)	(591)	(669)	(720)	15	169
Total finance receivables and loans, net	$8,159	$8,495	$8,921	$11,351	$11,101	$(336)	$(2,942)
Other assets	623	650	694	826	856	(27)	(233)
Assets of discontinued operations	-	-	-	471	10,870	-	(10,870)
Total assets	$11,313	$11,809	$12,308	$15,582	$26,029	$(496)	$(14,716)
________________________________________
(1) Consumer loans HFI consists primarily of Ally Bank HFI (originated pre-2009) and legacy securitizations

2Q 2011 Preliminary Results

ALLY FINANCIAL INC. RESCAP, LLC - KEY FINANCIAL INFORMATION

($ in millions)
	QUARTERLY TRENDS					INC / (DEC) VS.

Income Statement	2Q 11	1Q 11	4Q 10	3Q 10	2Q 10	1Q 11	2Q 10
Net income (loss)	$(113)	$40	$63	$38	$364	$(153)	$(477)

Balance Sheet (Period-End)
Cash & cash equivalents	$664	$719	$672	$618	$621	$(54)	$43
Mortgage loans held-for-sale	4,453	4,511	4,655	5,127	4,613	(58)	(160)
Mortgage loans held-for-investment, net	1,137	1,194	1,296	3,357	2,759	(57)	(1,621)
Mortgage servicing rights	1,926	2,046	1,992	1,680	1,950	(120)	(24)
Other assets	7,702	7,033	8,217	9,725	18,611	668	(10,909)
Total assets	$15,883	$15,503	$16,832	$20,507	$28,554	$380	$(12,671)

Total liabilities	$15,111	$14,619	$15,986	$19,649	$27,760	$492	$(12,649)

Tangible net worth	$772	$884	$846	$859	$793	$(112)	$(21)

2Q 2011 Preliminary Results

ALLY FINANCIAL INC. MORTGAGE OPERATIONS ASSET BREAKOUT (PERIOD-END)

($ in billions)
	CURRENT QUARTER			HISTORICAL QUARTERLY TRENDS				INC / (DEC) VS.

ResCap, LLC Assets	Origination and Servicing	Legacy Portfolio & Other	Total 6/30/11	Total 3/31/11	Total 12/31/10	Total 9/30/10	Total 6/31/10	Total 3/31/11	Total 6/31/10
Cash and cash equivalents	$0.0	$0.7	$0.7	$0.7	$0.7	$0.6	$0.6	$(0.1)	$0.0
Accounts receivable (servicing advances, etc)	2.3	0.1	2.4	2.5	2.5	2.4	2.4	(0.1)	(0.0)
Securitized assets (1)	2.4	1.3	3.6	3.7	3.9	6.3	15.5	(0.1)	(11.9)
Derivatives and derivative collateral	4.2	0.0	4.3	3.5	4.5	5.3	3.6	0.8	0.6
Restricted cash and other assets	0.2	0.5	0.7	0.7	0.7	1.1	1.1	(0.0)	(0.4)
Cash, accounting and other less value sensitive assets	9.1	2.5	11.7	11.1	12.4	15.6	23.2	0.6	(11.6)

Mortgage servicing rights	1.9	-	1.9	2.0	2.0	1.7	2.0	(0.1)	(0.0)
Other assets (2)	0.0	0.2	0.3	0.3	0.3	0.3	0.4	(0.0)	(0.1)
Assets of international operations held-for-sale	-	-	-	-	-	0.2	0.5	-	(0.5)
Mortgage loans held-for-sale	0.3	1.7	2.0	2.1	2.1	2.7	2.5	(0.0)	(0.4)
Assets carried at fair or net realizable value	2.3	1.9	4.2	4.4	4.4	4.9	5.3	(0.2)	(1.1)
Total ResCap, LLC Assets	$11.4	$4.5	$15.9	$15.5	$16.8	$20.5	$28.6	$0.4	$(12.7)

Other Mortgage Assets
Ally Bank HFI (3)	$2.4	$6.9	$9.4	$9.5	$9.5	$9.7	$9.8	$(0.1)	$(0.5)
Ally Bank HFS	2.5	0.0	2.5	2.9	6.4	7.0	4.2	(0.4)	(1.6)
Ally Bank warehouse lines	1.2	-	1.2	0.8	1.5	2.0	1.8	0.4	(0.6)
Ally Bank MSR	1.8	-	1.8	1.7	1.7	1.1	1.0	0.1	0.7
Other non-ResCap assets (4)	0.7	(0.0)	0.6	0.6	0.7	0.7	0.7	0.0	(0.1)
Total Mortgage Operations Assets	$20.0	$11.3	$31.3	$31.0	$36.8	$41.0	$46.0	$0.4	$(14.7)
______________________
(1) 6/30/2011 includes domestic securitized assets of $0.8 billion, international securitzed assets of $0.4 billion and $2.4 billion of domestic HFS assets related to off-balance sheet securitizations where ResCap has the option, but not the obligation to repurchase loans
(2) Includes REO, AFS, trading securities, warehouse loans, model homes and other assets
(3) 6/30/2011 Legacy amount primarily consists of loans originated prior to 1/1/2009
(4) Includes Accounts Receivables and Other Assets, as well as ResMor Trust and Intercompany eliminations

2Q 2011 Preliminary Results

ALLY FINANCIAL INC. CORPORATE AND OTHER - CONDENSED FINANCIAL STATEMENTS

($ in millions)
Includes CFG	QUARTERLY TRENDS					INC / (DEC) VS.

Income Statement	2Q 11	1Q 11	4Q 10	3Q 10	2Q 10	1Q 11	2Q 10
Net financing loss
Total financing revenue and other interest income	$41	$47	$41	$43	$40	$(6)	$1
Interest expense
Core original issue discount amortization	254	296	301	310	292	(42)	(38)
Other interest expense	213	273	284	286	240	(60)	(27)
Total interest expense	467	569	585	596	532	(102)	(65)
Net financing loss	(426)	(522)	(544)	(553)	(492)	96	66
Other revenue
Loss on extinguishment of debt (1)	(25)	(39)	-	(2)	(3)	14	(22)
Other gain on investments, net	40	25	35	32	47	15	(7)
Other income, net of losses	92	39	10	4	(8)	53	100
Total other revenue (expense)	107	25	45	34	36	82	71
Total net expense	(319)	(497)	(499)	(519)	(456)	178	137
Provision for loan losses	(49)	(17)	-	(68)	11	(32)	(60)
Noninterest expense
Compensation and benefits expense	136	136	173	145	140	-	(4)
Other operating expense	(22)	8	(16)	(28)	(17)	(30)	(5)
Total noninterest expense	114	144	157	117	123	(30)	(9)
Loss from cont. ops before income tax (benefit) / expense	$(384)	$(624)	$(656)	$(568)	$(590)	$240	$206

Balance Sheet (Period-End)
Cash, trading and investment securities	$24,563	$21,940	$20,452	$18,419	$20,923	$2,623	$3,640
Loans held-for-sale	-	6	-	-	5	(6)	(5)
Finance receivables and loans, net
Consumer loans	-	(1)	-	-	-	1	-
Commercial loans	1,186	1,408	1,704	2,385	2,855	(222)	(1,669)
Allowance for loan losses	(69)	(119)	(135)	(166)	(349)	50	280
Total finance receivables and loans, net	1,117	1,288	1,569	2,219	2,506	(171)	(1,389)
Other assets	5,828	6,516	6,540	7,999	8,031	(688)	(2,203)
Total assets	$31,508	$29,750	$28,561	$28,637	$31,465	$1,758	$43

OID Amortization Schedule		2011	2012	2013	2014	2015 and After
Remaining OID Amortization (as of 6/30/2011)		$362	$337	$249	$175	Avg / Yr = $76
______________________
(1) Includes $20 million and $30 million of accelerated OID amortization in 2Q11, and 1Q11, respectively

2Q 2011 Preliminary Results

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION

($ in millions)
	QUARTERLY TRENDS					INC / (DEC) VS.

Asset Quality - Consolidated (1)	2Q 11	1Q 11	4Q 10	3Q 10	2Q 10	1Q 11	2Q 10
Ending Loan Balance	$109,779	$106,488	$101,398	$95,770	$90,371	$3,291	$19,408
30+ Accruing DPD	$979	$963	$1,114	$1,173	$1,380	$16	$(401)
30+ Accruing DPD %	0.9%	0.9%	1.1%	1.2%	1.5%
Non-Performing Loans (NPLs)	$1,191	$1,244	$1,508	$1,592	$2,294	$(54)	$(1,103)
Net Charge-Offs (NCOs)	$121	$189	$240	$334	$307	$(67)	$(186)
Net Charge-Off Rate (2)	0.4%	0.7%	1.0%	1.4%	1.4%

Provision Expense	$51	$113	$71	$9	$218	$(63)	$(167)
Allowance Balance (ALLL)	$1,739	$1,806	$1,873	$2,054	$2,377	$(68)	$(638)

ALLL as % of Loans (3)	1.6%	1.7%	1.8%	2.1%	2.6%
ALLL as % of NPLs (3)	146.0%	145.2%	124.3%	129.0%	103.6%
ALLL as % of NCOs (3)	358.0%	239.1%	194.8%	153.8%	193.3%
______________________
(1) Loans within this table are classified as held-for-investment recorded at historical cost as these loans are included in our allowance for loan losses
(2) Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding finance receivables and loans excluding loans measured at fair value and loans held-for-sale
(3) ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts

2Q 2011 Preliminary Results

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION, CONTINUED

($ in millions)

North American Auto	QUARTERLY TRENDS					INC / (DEC) VS.
Consumer	2Q 11	1Q 11	4Q 10	3Q 10	2Q 10	1Q 11	2Q 10
Allowance balance	$763	$768	$813	$900	$959	$(5)	$(196)
Total consumer loans	$48,925	$47,356	$41,896	$36,717	$32,813	$1,569	$16,112
Coverage ratio	1.6%	1.6%	1.9%	2.5%	2.9%

Commercial
Allowance balance	$134	$131	$132	$126	$142	$3	$(8)
Total commercial loans	$32,994	$31,615	$31,229	$29,623	$28,382	$1,379	$4,612
Coverage ratio	0.4%	0.4%	0.4%	0.4%	0.5%

International Auto
Consumer
Allowance balance	$148	$148	$156	$150	$161	$(0)	$(13)
Total consumer loans	$9,810	$9,512	$9,359	$9,378	$8,902	$298	$908
Coverage ratio	1.5%	1.6%	1.7%	1.6%	1.8%

Commercial
Allowance balance	$58	$58	$30	$28	$37	$(0)	$21
Total commercial loans	$4,717	$4,633	$4,400	$4,263	$4,164	$84	$553
Coverage ratio	1.2%	1.3%	0.7%	0.6%	0.9%

Mortgage HFI (1)
Consumer
Allowance balance	$558	$563	$580	$623	$659	$(5)	$(102)
Total consumer loans	$10,412	$10,568	$10,748	$11,142	$11,286	$(156)	$(874)
Coverage ratio	5.4%	5.3%	5.4%	5.6%	5.8%

Non-performing loans	$398	$412	$561	$606	$624	$(14)	$(226)
Allowance as a % of NPLs	140.0%	136.6%	103.4%	102.9%	105.6%

Commercial
Allowance balance	$8	$18	$26	$60	$70	$(9)	$(62)
Total commercial loans	$1,254	$913	$1,659	$2,211	$2,002	$341	$(748)
Coverage ratio	0.7%	1.9%	1.6%	2.7%	3.5%

Non-performing loans	$67	$92	$110	$136	$167	$(25)	$(100)
Allowance as a % of NPLs	12.3%	19.2%	23.4%	44.4%	41.9%
______________________
(1) ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts

2Q 2011 Preliminary Results

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION, CONTINUED

($ in millions)
	QUARTERLY TRENDS					INC / (DEC) VS.

Global Auto Delinquencies - Managed Retail Contract Amount (1)	2Q 11	1Q 11	4Q 10	3Q 10	2Q 10	1Q 11	2Q 10
Nuvell delinquent contract $	$149	$142	$229	$262	$403	$7	$(254)
Delinquent contract $ (excluding Nuvell)	$722	$663	$765	$805	$864	$59	$(142)
% of retail contract $ outstanding	1.48%	1.42%	1.94%	2.26%	2.93%
% of retail contract $ outstanding (excluding Nuvell)	1.27%	1.21%	1.57%	1.81%	2.16%

Global Auto Annualized Credit Losses - Managed Retail Contract Amount
Nuvell credit losses	$14	$26	$36	$46	$36	$(12)	$(22)
Credit losses (excluding Nuvell)	$46	$85	$72	$90	$75	$(39)	$(29)
% of avg. managed assets	0.41%	0.83%	0.88%	1.20%	1.05%
% of avg. managed assets (excluding Nuvell)	0.33%	0.66%	0.62%	0.85%	0.77%

North American Auto
Annualized consumer net charge-offs as a % of on-balance sheet assets	0.39%	0.83%	0.92%	1.29%	1.03%
Managed retail contracts over 30 days delinquent	1.45%	1.34%	2.02%	2.35%	3.14%

Repossessions as a % of average number of managed retail contracts outstanding	1.36%	1.83%	2.23%	2.60%	2.40%
Severity of loss per unit serviced - Retail
New	$8,221	$7,907	$8,314	$8,094	$8,495	$314	$(274)
Used	$4,029	$6,322	$6,920	$6,872	$6,996	$(2,293)	$(2,967)

Lease residual value (sales proceeds as % of ALG)	127%	122%	119%	119%	115%

International Auto
Annualized consumer net charge-offs as a % of on-balance sheet assets	0.50%	0.80%	0.72%	0.87%	1.09%
Managed retail contracts over 30 days delinquent	1.64%	1.81%	1.56%	1.92%	2.15%

Repossessions as a % of average number of managed retail contracts outstanding	0.64%	0.68%	0.59%	0.63%	0.71%
________________________________________
(1) $ Amount of accruing contracts greater than 30 days past due

2Q 2011 Preliminary Results

ALLY FINANCIAL INC. CAPITAL

($ in billions)
	QUARTERLY TRENDS					INC / (DEC) VS.

Cost of Funds	2Q 11	1Q 11	4Q 10	3Q 10	2Q 10	1Q 11	2Q 10
Ally Financial's worldwide cost of borrowing (incl. OID)	4.6%	5.2%	5.3%	5.2%	5.2%
Ally Financial's worldwide cost of borrowing (excl. OID)	3.8%	4.2%	4.3%	4.2%	4.1%

Capital
Risk-weighted assets	$151.0	$150.8	$148.0	$147.0	$146.2	$0.2	$4.8

Tier 1 capital ratio	14.6%	14.7%	15.0%	15.4%	15.3%
Tier 1 common capital ratio	8.4%	8.4%	8.6%	5.3%	5.2%
Total risk-based capital ratio	15.9%	16.0%	16.4%	16.8%	16.8%

Tangible common equity / Tangible assets	7.3%	7.5%	7.6%	4.8%	4.6%
Tangible common equity / Risk-weighted assets	8.6%	8.6%	8.8%	5.6%	5.5%

	QUARTERLY TRENDS					INC / (DEC) VS.

	2Q 11	1Q 11	4Q 10	3Q 10	2Q 10	1Q 11	2Q 10
Shareholders’ equity	$20.4	$20.4	$20.5	$21.0	$20.8	$0.0	$(0.4)
less: Goodwill and certain other intangibles	(0.5)	(0.5)	(0.5)	(0.5)	(0.5)	(0.0)	(0.0)
Unrealized (gains) losses and other adjustments	(0.3)	(0.3)	(0.3)	(0.4)	(0.4)	(0.0)	0.1
Trust preferred securities	2.5	2.5	2.5	2.5	2.5	0.0	0.0
Tier 1 capital	$22.1	$22.1	$22.2	$22.6	$22.4	$0.0	$(0.3)

Tier 1 capital	$22.1	$22.1	$22.2	$22.6	$22.4	$0.0	$(0.3)
less: Preferred equity	(6.9)	(6.9)	(7.0)	(12.2)	(12.2)	(0.0)	5.3
Trust preferred securities	(2.5)	(2.5)	(2.5)	(2.5)	(2.5)	(0.0)	(0.0)
Tier 1 common capital (1)	$12.6	$12.7	$12.7	$7.8	$7.7	$(0.1)	$4.9

Tier 1 capital	$22.1	$22.1	$22.2	$22.6	$22.4	$0.0	$(0.3)
add: Qualifying subordinated debt and redeemable preferred stock	0.2	0.2	0.2	0.2	0.2	0.0	0.0
Allowance for loan and lease losses includible in Tier 2 capital and other adjustments	1.6	1.7	1.8	1.9	2.0	(0.1)	(0.4)
Total risk-based capital	$24.0	$24.1	$24.2	$24.7	$24.6	$(0.1)	$(0.6)

Total shareholders' equity	$20.4	$20.4	$20.5	$21.0	$20.8	$0.0	$(0.4)
less: Preferred equity	(6.9)	(6.9)	(7.0)	(12.2)	(12.2)	0.0	5.3
Goodwill and intangible assets	(0.5)	(0.5)	(0.5)	(0.5)	(0.5)	0.0	(0.0)
Tangible common equity (2)	$13.0	$12.9	$13.0	$8.3	$8.1	$0.1	$4.9

Total assets	$178.9	$173.7	$172.0	$173.2	$176.8	$5.2	$2.1
less: Goodwill and intangible assets	(0.5)	(0.5)	(0.5)	(0.5)	(0.5)	0.0	(0.0)
Tangible assets	$178.4	$173.2	$171.5	$172.7	$176.3	$5.2	$2.1
________________________________________
Note: Numbers may not foot due to rounding
(1) We define Tier 1 common as Tier 1 capital less noncommon elements including qualified perpetual preferred stock qualifying minority interest in subsidiaries, and qualifying trust preferred securities.  Ally considers various measures when evaluating capital utilization and adequacy, including the Tier 1 common equity ratio, in addition to capital ratios defined by banking regulators. This calculation is intended to complement the capital ratios defined by banking regulators for both absolute and comparative purposes. Because GAAP does not include capital ratio measures, Ally believes there are no comparable GAAP financial measures to these ratios. Tier 1 common equity is not formally defined by GAAP or codified in the federal banking regulations and, therefore, is considered to be a non-GAAP financial measure. Ally believes the Tier 1 common equity ratio is important because we believe analysts and banking regulators may assess our capital adequacy using this ratio. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry
(2) We define tangible common equity as common stockholders’ equity less goodwill and identifiable intangible assets (other than mortgage servicing rights), net of deferred tax liabilities.  Ally considers various measures when evaluating capital adequacy, including tangible common equity.  Tangible common equity is not formally defined by GAAP or codified in the federal banking regulations and, therefore, is considered to be a non-GAAP financial measure. Ally believes that tangible common equity is important because we believe analysts and banking regulators may assess our capital adequacy using this measure. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry

2Q 2011 Preliminary Results

ALLY FINANCIAL INC. LIQUIDITY

($ in billions)
	2Q 11		1Q 11		INC / (DEC)
Available Liquidity	Parent (1)	Ally Bank	Parent (1)	Ally Bank	Parent (1)	Ally Bank
Cash and cash equivalents	$9.5	$3.6	$7.6	$3.7	$1.9	$(0.1)
Unencumbered securities (2)	0.9	5.8	1.2	5.1	(0.3)	0.7
Current committed unused capacity (3)	12.0	5.1	10.9	4.9	1.1	0.2
Subtotal	$22.4	$14.5	$19.7	$13.7	$2.7	$0.8
Ally Bank intercompany loan (4)	2.3	(2.3)	2.3	(2.3)	0.0	(0.0)
Total available liquidity	$24.7	$12.2	$22.0	$11.5	$2.7	$0.8

Unsecured Long-Term Debt Maturity Profile	2011	2012	2013	2014	2015	2016 and After
Consolidated remaining maturities	$4.4	$12.3	$1.9	$5.7	$3.7	$20.5
________________________________________
(1) Parent defined as Ally Consolidated less Ally Bank, ResCap (not shown) and Insurance (not shown)
(2) Includes UST, Agency debt and Agency MBS
(3) Includes equal allocation of shared unused capacity totaling $3.96 billion in Q2 and $3.93 billion in Q1 which can be used by Ally Bank or the Parent (including international subsidiaries)
(4) To optimize use of cash and secured facility capacity between entities, Ally Financial lends cash to Ally Bank from time to time under an intercompany loan agreement.  Amounts outstanding on this loan are repayable to Ally Financial at any time, subject to 5 days notice

2Q 2011 Preliminary Results

ALLY FINANCIAL INC. DEPOSITS

($ in millions)
	QUARTERLY TRENDS					INC / (DEC) VS.

Key Statistics	2Q 11	1Q 11	4Q 10	3Q 10	2Q 10	1Q 11	2Q 10
Average retail CD maturity (months)	25.3	24.1	22.8	21.0	19.0	1.2	6.3
Average retail deposit rate	1.58%	1.63%	1.71%	1.76%	1.82%

CD balances up for renewal	$2,239	$1,891	$2,172	$1,557	$3,360	$348	$(1,121)
CD balances retained (1)	1,975	1,632	1,841	1,363	2,747	343	(772)
Retention rate	88%	86%	85%	88%	82%

Ally Financial Deposits Levels
Ally Bank retail	$24,562	$23,469	$21,817	$20,504	$18,690	$1,092	$5,872
Ally Bank brokered	9,903	9,836	9,992	9,978	9,858	68	45
ResMor	3,359	3,417	3,351	3,232	2,891	(58)	468
Other	4,438	3,974	3,887	4,242	3,783	464	655
Total deposits	$42,262	$40,696	$39,048	$37,957	$35,222	$1,567	$7,040
_________________________________________
(1) Retention includes balances retained in any Ally Bank product

2Q 2011 Preliminary Results

ALLY FINANCIAL INC. ALLY BANK CONSUMER MORTGAGE HFI PORTFOLIO (PERIOD-END)

($ in billions)
	HISTORICAL QUARTERLY TRENDS

Loan Value	2Q 11	1Q 11	4Q 10	3Q 10	2Q 10
Gross Carry Value	$9.9	$10.0	$10.1	$10.3	$10.4
Net Carry Value	$9.4	$9.5	$9.5	$9.7	$9.8

Estimated Pool Characteristics
% Prime Jumbo (> 1/1/2009)	24.9%	23.0%	20.6%	18.7%	16.2%
% Second Lien	14.9%	15.4%	15.9%	16.4%	17.1%
% Interest Only	33.2%	34.9%	36.5%	38.6%	40.2%
% 30+ Day Delinquent	3.4%	3.5%	3.9%	3.8%	4.0%
% Low/No Documentation	17.0%	17.4%	18.0%	18.3%	18.8%
% Non-primary Residence	4.1%	4.3%	4.4%	4.5%	4.6%
Refreshed FICO	730	729	729	730	730
Wtd. Avg. LTV/CLTV (1)	91.9%	90.7%	89.5%	90.0%	90.1%
High Risk Geographies (2)	38.4%	38.6%	38.8%	39.0%	39.0%
________________________________________
(1) Updated home values derived using a combination of Appraisals, BPOs, AVMs, and MSA level house price indices
(2) Includes CA, FL, MI and AZ

2Q 2011 Preliminary Results

ALLY FINANCIAL INC. MORTGAGE REPURCHASE RESERVES

($ in millions)

Mortgage Repurchase Reserves	2Q 10	3Q 10	4Q 10	1Q 11	2Q 11
Beginning reserve balance	$890	$855	$1,128	$830	$830
Repurchase reserve expense	97	344	180	26	184
Loan sales	24	8	37	6	5
Loss experience, net (1)	(156)	(80)	(515)	(32)	(190)
Ending reserve balance	$855	$1,128	$830	$830	$829

Outstanding Claims by Counterparty (2) (3)
GSEs	$190	$218	$170	$98	$115
Monoline	601	632	661	667	875
Other	37	38	88	73	89
Total	$827	$889	$918	$838	$1,079
						% Vintage Breakout of Trends
New Claims Trends						(2Q10 - 2Q11)
Pre 2004	$11	$11	$12	$7	$16	5%
2005	10	17	14	7	14	5%
2006	47	67	35	15	222	30%
2007	96	108	98	24	33	29%
2008	56	61	31	25	45	18%
Post 2008	5	17	29	53	52	13%
Unspecified	-	1	3	2	-	0%
Total Claims	$225	$281	$222	$133	$382	100%
______________________
(1) Includes settlement amounts
(2) Includes claims that Ally has requested to be rescinded but not yet confirmed by the counterparty
(3) Represents current UPB and requested make-whole for claims and does not represent expected losses

2Q 2011 Preliminary Results

ALLY FINANCIAL INC. OWNERSHIP

($ in millions)

Common Ownership as of 2Q 11

Other Tier 1 Capital as of 2Q 11
		Liquidation	Book
Series	Owner	Preference	Value
Trust Preferred Securities (1)	Investors	$2,667	$2,541
Series F-2 Mandatory Convertible Preferred (1)	U.S. Treasury	$5,938	$5,685
Series G Perpetual Preferred	Investors	$2,577	$234
Series A Perpetual Preferred	Investors	$1,022	$1,021
(1) Includes exercised warrants

2Q 2011 Preliminary Results